NELSON ENGINEERING, INC.

                              FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2002

                          INDEX TO FINANCIAL STATEMENTS




Independent Auditors' Report........................................ 1

Balance Sheet....................................................... 2

Statements of Operations and Retained Earnings...................... 3

Statements of Cash Flows............................................ 4

Notes to Financial Statements........................................5

                          INDEPENDENT AUDITORS' REPORT



         To the Board of Directors
         Nelson Engineering, Inc.

         We have audited the accompanying balance sheet of Nelson Engineering, Inc. (the "Company"), as of September 30, 2002, and the related statements of operations and retained earnings and cash flows for each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nelson
         Engineering, Inc. as of September 30, 2002, and the results of its operations and its cash flows for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

         /s/ Squar, Milner, Reehl & Williamson, LLP



         December 16, 2002
         Newport Beach, California

--------------------------------------------------------------------------------

                           NELSON ENGINEERING, INC.
                                 BALANCE SHEET
                              SEPTEMBER 30, 2002

--------------------------------------------------------------------------------


                                     ASSETS


Current Assets
  Cash                                                        $       2,357
  Accounts receivable, net                                          684,163
  Inventories                                                       798,284
  Prepaid expenses and other current assets                          99,652
  Current portion of note receivable from related party              54,088
                                                              --------------

    Total current assets                                          1,638,544

Property and Equipment, net                                       1,251,578

Note Receivable from Related Party, net of current portion           82,368
                                                              --------------

                                                              $   2,972,490
                                                              ==============



                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable                                            $     538,312
  Accrued expenses                                                  114,064
  Line-of-credit                                                    415,091
  Current portion of notes payable                                  463,939
  Current portion of obligations under capital leases                83,765
                                                              --------------

      Total current liabilities                                   1,615,171

Notes Payable, net of current portion                               247,622

Obligations Under Capital Leases, net of current portion            192,265

Deferred Tax Liabilities                                            161,692
                                                              --------------

Total Liabilities                                                 2,216,750
                                                              --------------

Commitments and Contingencies

Stockholders' Equity
    Common stock, no par value, 1,000,000 shares authorized;
      1,935 shares issued and outstanding                           204,357
    Retained earnings                                               551,383
                                                              --------------

      Total stockholders' equity                                    755,740
                                                              --------------

                                                              $   2,972,490
                                                              ==============


See independent auditors' report and accompanying notes to the financial statements.
--------------------------------------------------------------------------------
Page 2

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001

--------------------------------------------------------------------------------



                                                              2002           2001
                                                         -------------   ------------


NET SALES                                                $  3,276,970    $ 3,666,160

COST OF SALES                                               2,794,779      2,919,948
                                                         -------------   ------------

GROSS PROFIT                                                  482,191        746,212

OPERATING EXPENSES
  Payroll and related                                         316,563        336,485
  Selling, general and administrative                         492,199        207,374
                                                         -------------   ------------
                                                              808,762        543,859
                                                         -------------   ------------

OPERATING (LOSS) INCOME                                      (326,571)       202,353

OTHER (EXPENSE) INCOME
  Interest expense, net                                       (65,507)       (88,836)
  Gain (loss) on sale of assets                                76,000        (28,104)
                                                         -------------   ------------
                                                               10,493       (116,940)
                                                         -------------   ------------

(LOSS) INCOME BEFORE INCOME TAXES                            (316,078)        85,413

PROVISION (BENEFIT) FOR INCOME TAXES                          (79,200)        15,000
                                                         -------------   ------------

NET (LOSS) INCOME                                            (236,878)        70,413

RETAINED EARNINGS - beginning of year                         788,261        717,848
                                                         -------------   ------------

RETAINED EARNINGS - end of year                          $    551,383    $   788,261
                                                         =============   ============

Basic and diluted net (loss) income available to
  common shareholders per common share                   $       (122)   $        36
                                                         =============   ============

Basic and diluted weighted average common shares
  outstanding                                                   1,935          1,935
                                                         =============   ============



See independent auditors' report and accompanying notes to the financial statements.
--------------------------------------------------------------------------------
Page 3

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED SEPTEMBER 30, 2002 AND 2001

--------------------------------------------------------------------------------


                                                                       2002             2001
                                                                  --------------   --------------


Cash flows from operating activities:
     Net (loss) income                                            $    (236,878)   $      70,413
     Adjustments to reconcile net (loss) income to net cash
       used in operating activities:
         Depreciation and amortization                                  210,060          199,758
         Allowance for doubtful accounts                                 (4,188)           1,047
         (Gain) loss on sale of property and equipment                  (76,000)          28,104
         Changes in operating assets and liabilities:
             Accounts receivable                                          3,748          (23,433)
             Inventories                                               (324,066)        (331,369)
             Prepaid expenses and other current assets                  (50,224)         (23,622)
             Deferred income taxes                                      (22,400)         (37,880)
             Accounts payable and accrued expenses                      365,024           (3,329)
                                                                  --------------   --------------

     Net cash used in operating activities                             (134,924)        (120,311)
                                                                  --------------   --------------

Cash flows from investing activities:
     Purchases of property and equipment                                (36,921)         (23,726)
     Proceeds from note receivable from related party                    23,989           44,000
     Proceeds from sale of property and equipment                        76,000          135,172
                                                                  --------------   --------------

     Net cash provided by investing activities                           63,068          155,446
                                                                  --------------   --------------

Cash flows from financing activities:
     Net borrowings on line-of-credit                                   318,500          277,500
     Principal repayments on notes payable                             (154,182)        (207,446)
     Principal repayments on capital leases                             (92,219)        (164,160)
                                                                  --------------   --------------

     Net cash provided by (used in) financing activities                 72,099          (94,106)
                                                                  --------------   --------------

Net increase (decrease) in cash                                             243          (58,971)

Cash at beginning of year                                                 2,114           61,085
                                                                  --------------   --------------

Cash at end of year                                               $       2,357    $       2,114
                                                                  ==============   ==============

Supplemental disclosure of cash flow information -
     Cash paid during the year for:
         Interest                                                 $      84,475    $      88,328
                                                                  ==============   ==============

         Income taxes                                             $      64,000    $      64,000
                                                                  ==============   ==============



Supplemental disclosure of non-cash investing and financing activities:

During the year ended September 30, 2001, the Company purchased property and equipment that was financed through a note payable for $285,000.

During the year ended September 30, 2002, the Company purchased property and equipment that was financed through capital leases totaling $167,013 and notes payable totaling $85,125.

During the year ended September 30, 2002, the Company refinanced amounts under capital lease totaling $64,091 and the line of credit totaling $335,909 into a note payable.


See independent auditors' report and accompanying notes to the financial statements.
--------------------------------------------------------------------------------
Page 4

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Operations
-------------------------------------

Nelson Engineering, Inc. (the "Company") was incorporated in the State of California in January 1993. The Company is a machine job shop specializing in the manufacture of precision component parts. The production type contracts are performed under fixed-price short-term contracts. The length of the Company's contracts varies, but is usually one to two months.

Subsequent to September 30, 2002, the Company entered into a reorganization agreement to become a subsidiary of a publicly traded company (see Note 9).

Concentrations of Credit Risks
------------------------------

Cash is maintained at various financial institutions. The Federal Deposit Insurance Corporation insures accounts at each institution for up to $100,000.

The Company sells products to customers throughout the United States. The Company performs periodic credit evaluations of its customers and does not obtain collateral with which to secure its accounts receivable. The Company's ability to collect receivables is affected by economic fluctuations in the geographic areas served by the Company. Management periodically reviews accounts receivable and establishes an allowance for accounts deemed uncollectible. At September 30, 2002, the allowance for doubtful accounts approximated $30,000. Although management expects to collect amounts due, actual collections may differ from the estimated amounts.

During fiscal 2002, the Company had sales to three customers, which represented 65% of net sales. During fiscal 2001, the Company had sales to four customers, which represented 49% of net sales. At September 30, 2002, one customer accounted for 28% of accounts receivable. If the relationship between the Company and these customers was altered, the future results of operations and financial condition could be significantly affected.

Risks and Uncertainties
-----------------------

The Company operates in a highly competitive industry that is subject to intense competition. The Company's operations are subject to significant risks and uncertainties including financial, operational, technological and other risks associated with operating a business including the potential risk of business failure.

--------------------------------------------------------------------------------
Page 5

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Use of Estimates in the Preparation of Financial Statements
-----------------------------------------------------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management are, among others, estimates for current and deferred taxes, realization of inventories and collectibility of accounts receivable. Actual results could materially differ from those estimates.

Inventories
-----------

Inventories are stated at the lower of cost or net realizable value. Cost is determined under the first-in, first-out method. Inventories represent cost of work in process and finished units not shipped. Cost includes all direct material and labor and the indirect costs related to the contract performance, such as indirect labor, supplies and other indirect overhead items. Market is determined by comparison with recent purchases or net realizable value. The Company operates in an industry in which its products are subject to design changes and are manufactured based on customer specifications. Such net realizable value is based on managements forecast, and accordingly, should design requirements change significantly or customer orders be canceled or decline, the ultimate net realizable value of such products could be less than the carrying value of such amounts. At September 30, 2002, management believes that inventories are carried at the lower of cost or net realizable value.

Property and Equipment
----------------------

Property and equipment are recorded at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets, ranging from five to ten years. Equipment under capital lease obligations are depreciated over the shorter of the estimated useful life or the term of the lease. Maintenance and repairs are charged to expense as incurred. Significant renewals and betterments are capitalized. At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the statement of operations.

--------------------------------------------------------------------------------
Page 6

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Long-Lived Assets
-----------------

Statement of Financial Accounting Standards ("SFAS") No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In accordance with the provisions of SFAS 121, the Company regularly reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Based on this analysis, the Company's management believes that no impairment of the carrying value of its long-lived assets existed at September 30, 2002. There can be no assurance, however, that market conditions will not change or demands for the Company's services or products will continue which could result in impairment of long-lived assets in the future.

Revenue Recognition
-------------------

Revenues from fixed-price contracts are recognized at the time the product units are shipped. The Company will ship units throughout the contract period and recognize revenue and related cost on a per unit shipped basis.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition," which outlines the basic criteria that must be met to recognize revenue and provides guidance for presentation of revenue and for disclosure related to revenue recognition policies in financial statements filed with the Securities and Exchange Commission. Management believes that the Company's revenue recognition policy conforms to SAB 101.

Income Taxes
------------

Under SFAS 109, "Accounting for Income Taxes," deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

Basic and Diluted Earnings Per Common Share
-------------------------------------------

Under SFAS 128, "Earnings Per Share", basic earnings per common share is computed based on the weighted average number of shares outstanding for the period. Diluted earnings per share is computed by dividing net income by the weighted average shares outstanding assuming all dilutive potential common shares were issued (using the treasury stock method). Because the Company has no potential common shares, basic and diluted earnings are the same.

--------------------------------------------------------------------------------
Page 7

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments
-----------------------------------

SFAS 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amount of the Company's cash, receivables, inventories, trade payables, accrued expenses, line-of-credit, obligations under capital leases, and notes payable approximates their estimated fair values due to the short-term maturities of those financial instruments. The fair value of the note receivable from related party is not determinable as this transaction is with a related party.

Significant Recent Accounting Pronouncements
--------------------------------------------

SFAS 141, "Business Combinations," which is effective for business combinations initiated after June 30, 2001, eliminates the pooling of interest method of accounting for business combinations and requires that all business combinations occurring after July 1, 2001 are accounted for under the purchase method. The adoption of SFAS 141 did not have a material impact on the Company's financial statements.

SFAS 142, "Goodwill and Other Intangible Assets," is effective for fiscal years beginning after December 15, 2001. Early adoption is permitted for entities with fiscal years beginning after March 15, 2001, provided that the first interim financial statements have not been previously issued. SFAS 142 addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for in the financial statements upon their acquisition and after they have been initially recognized in the financial statements. SFAS 142 requires that goodwill and intangible assets that have indefinite useful lives not be amortized but rather be tested at least annually for impairment, and intangible assets that have finite useful lives be amortized over their useful lives. SFAS 142 provides specific guidance for testing goodwill and intangible assets that will not be amortized for impairment. In addition, SFAS 142 expands the disclosure requirements about goodwill and other intangible assets in the years subsequent to their acquisition. Impairment losses for goodwill and indefinite-life intangible assets that arise due to the initial application of SFAS 142 are to be reported as resulting from a change in accounting principle. However, goodwill and intangible assets acquired after June 30, 2001 will be subject immediately to the provisions of SFAS 142. The Company does not expect SFAS 142 to have a material effect on its financial statements.

SFAS 143, "Accounting for Asset Retirement Obligations," establishes standards associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company does not expect SFAS 143 to have a material effect on its financial statements.

SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within these fiscal years, with early adoption encouraged. The adoption of SFAS 144 did not have a material impact on the Company's financial statements.

--------------------------------------------------------------------------------
Page 8

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

Significant Recent Accounting Pronouncements (continued)
--------------------------------------------------------

SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities," is effective for such activities initiated after December 31, 2002. Activities of this type include restructurings (such as relocation of a business and fundamental reorganizations of a business itself), which may give rise to costs such as contract cancellation provisions, employee relocation, and one-time termination costs. SFAS 146 prohibits liability recognition based solely on management's intent, and requires that liabilities be measured at estimated fair value. Management has not determined the effect, in any, of SFAS 146 on the Company's future financial statements.


2. INVENTORIES

Inventories consist of the following at September 30, 2002:



Raw materials and work-in-process         $   781,461
Finished goods                                 16,823
                                          ------------
                                          $   798,284
                                          ============



3. PROPERTY AND EQUIPMENT

Property and equipment consist of the following at September 30, 2002:


Machinery and equipment                   $ 1,538,814
Office equipment                              860,479
Leasehold improvements                          5,184
                                          ------------
                                            2,404,477

Less accumulated depreciation
  and amortization                         (1,152,899)
                                          ------------
                                          $ 1,251,578
                                          ============

4. RELATED PARTY TRANSACTIONS

Note Receivable
---------------

In October 1999, the Company acquired a machine from a related party at an approximate cost of $240,000, which was financed through a financial institution. Subsequent to delivery of the machine and disbursement of the funds to the related party, the machine was returned to the manufacturer for repair and the manufacturer went out of business. Neither the machine, nor the funds were returned to the Company. In an effort to settle the matter, the related party seller gave the Company a note in an amount equal to the original price of the machine, plus all applicable taxes. The note requires monthly payments equal to $5,545 per month, including interest at 14.4% and matures in September 2004. The Company earned approximately $19,000 and $25,000 of interest income on the borrowings during fiscal 2002 and 2001, respectively, which the Company has recorded in the accompanying statements of operations.

--------------------------------------------------------------------------------
Page 9

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------


4. RELATED PARTY TRANSACTIONS (continued)

During fiscal 2002, Gateway International Holdings, Inc. ("Gateway") invoiced the Company approximately $238,000. The Company was acquired by Gateway subsequent to year-end (see Note 9). At September 30, 2002, no amounts were owed to the related party.

5. LINE-OF-CREDIT

The Company has a revolving line of credit agreement (the "Line") with a financial institution. The Line bears interest at the prime rate (4.75% at September 30, 2002) plus 1% per annum. The Line is secured by substantially all the assets of the Company and guaranteed by the majority stockholder. The terms of the Line provide for borrowings of up to $500,000. At September 30, 2002, the Company's outstanding borrowings approximated $415,000. The Line requires the Company to maintain certain financial and non-financial covenants. The Company was in violation of a financial covenant at September 30, 2002. The Company is in the process of obtaining a waiver from the financial institution. There can be no assurance that the Company will obtain such waiver, or that the financial institution will not call the Line. The Line matures in February 2003.

6. NOTES PAYABLE

Notes payable consists of the following at September 30, 2002:

Note payable to a  financial  institution;  payable in
     monthly  installments  of   approximately $5,700,
     including   interest  at  7.6%,  and  secured  by
     machinery. The note matures in August 2006.               $  231,863

Note payable to a  financial  institution;  payable in
     monthly  installments  of   approximately  $9,700
     with a balloon payment of approximately  $320,000
     due in February 2003, including interest at 7.3%,
     and secured by  machinery. The  note  matures  in
     February 2003.                                               348,647

Notes  payable to  a  financial  institution;  payable
    in monthly installments ranging from approximately
    $700 to $3,900,  including interest  ranging  from
    5.4% to 7.4%, and secured by  machinery. The notes
    mature through December 2006.                                 131,051
                                                               -----------
                                                                  711,561
Less: current portion                                            (463,939)
                                                               -----------
                                                               $  247,622
                                                               ===========
--------------------------------------------------------------------------------
Page 10

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------


6. NOTES PAYABLE (continued)

Maturities of the notes payable in each of the next five fiscal years ending September 30 are as follows:

                  2003                  $     463,939
                  2004                         87,613
                  2005                         82,182
                  2006                         74,223
                  2007                          3,604
                                         ------------

                                        $     711,561
                                         ============

7. INCOME TAXES

During fiscal 2002 and 2001, the provision for taxes (substantially all deferred) differs from the amounts computed by applying the U.S. Federal income tax rate of 34% to income before provision for taxes as a result of the following:


                                                        2002            2001
                                                    ------------   -------------

Computed "expected" tax (benefit) expense          $   (108,000)   $     29,000

Addition to (reduction) in income taxes
 resulting from:
   State income taxes, net of federal benefit           (21,000)          6,000
   Change in deferred taxes                             (22,400)        (37,880)
   Section 481 adjustment                                22,000          22,000
   Non-deductible expenses                               26,000          16,000
   Other                                                 24,200         (20,120)
                                                    ------------    ------------

                                                   $    (79,200)   $     15,000
                                                    ============    ============

The effects of temporary differences that give rise to significant portions of the deferred taxes at September 30, 2002 are presented below:


Deferred tax asset:
    Tax net operating loss carryforwards                           $    120,000
    Allowance for doubtful accounts                                      12,000
                                                                    ------------
                                                                        132,000

Deferred tax liabilities:
    Difference in depreciation expense                                  293,692
                                                                    ------------

Net deferred tax liability                                         $    161,692
                                                                    ============
--------------------------------------------------------------------------------
Page 11

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------

7. INCOME TAXES (continued)

At September 30, 2002, the Company had net tax operating loss carryforwards of approximately $316,000 and $158,000 available to offset future taxable federal and state income, respectively. If not utilized to offset future taxable income, the carryforwards will expire in various years through 2023.

Since the Company experienced a greater than 50% change in ownership as defined in Section 382 of the Internal Revenue Code (see Note 9), the utilization of the Company's tax net operating loss carryforwards could be severely restricted.


8. COMMITMENTS AND CONTINGENCIES

Leases
------

The Company leases the facilities in which it operates and certain equipment. The Company entered into a non-cancelable operating lease agreement for its corporate and manufacturing facility with its majority stockholder. Payments for the office facility range from approximately $14,000 to $15,000 per month, plus maintenance, taxes and insurance, and the lease expires in September 2003. Equipment is leased under an operating lease which require monthly payments of approximately $1,000 through May 2007. Equipment is also leased under capital leases which require monthly payments ranging from approximately $3,000 to $5,000 at interest rates ranging from 6.4% to 9.6% through September 2007.

Future minimum lease payments on the capital lease obligations and operating leases for the years ending September 30 are as follows:


                                 Related Party     Operating        Capital
                                    Lease            Leases         Leases           Total
                                 -------------   -------------   -------------   -------------

2003                             $    170,000    $     15,000    $    100,000    $    285,000
2004                                        -          15,000          95,000         110,000
2005                                        -          15,000          40,000          55,000
2006                                        -          15,000          40,000          55,000
2007                                        -          10,000          40,000          50,000
                                 -------------   -------------   -------------   -------------

Total minimum lease payments     $    170,000    $     70,000         315,000    $    555,000
                                 =============   =============                   =============

Less imputed interest                                                 (38,970)
                                                                 -------------


Present value of minimum lease
   payments                                                           276,030

Less current portion                                                  (83,765)
                                                                 -------------

                                                                 $    192,265
                                                                 =============

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

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------


8. COMMITMENTS AND CONTINGENCIES (continued)

Leases (continued)
------------------

Rental expense for operating leases approximated $210,000 and $200,000 for the years ended September 30, 2002 and 2001, respectively. Interest expense incurred pursuant to capital lease obligations was approximately $15,000 and $30,000 for the years ended September 30, 2002 and 2001, respectively.

Equipment under capital leases as of September 30, 2002, which is included in property and equipment in the accompanying balance sheet (see Note 3) was as follows:



Machinery and equipment                          $    400,000
Accumulated depreciation                              (95,000)
                                                 -------------

                                                 $    305,000
                                                 =============

Legal
-----

The Company may be involved from time to time in various claims, lawsuits, disputes with third parties, actions involving allegations or discrimination or breach of contract actions incidental in the normal operations of the business. The Company is currently not involved in any such litigation, which management believes could have a material adverse effect on its financial position or result of operations.

Backlog (Unaudited)
-------------------

The following schedule shows a reconciliation of backlog representing signed purchase orders.


    Balance, September 30, 2001                            $  2,015,000
    New contracts, October 1, 2001 through
        September 30, 2002                                    4,500,000
    Less,  contract  revenue earned - October 1, 2001
        through  September 30, 2002, net                     (3,375,000)
                                                           -------------
    Balance September 30, 2002                             $  3,140,000
                                                           =============
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

--------------------------------------------------------------------------------

                            NELSON ENGINEERING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                 For the Years Ended September 30, 2002 and 2001

--------------------------------------------------------------------------------


9. SUBSEQUENT EVENTS

In October 2002, the Company entered into a definitive Agreement and Plan of Reorganization (the "Agreement") with Gateway International Holdings, Inc. ("Gateway"), a publicly traded company, pursuant to which the Company became a wholly owned subsidiary of Gateway. According to the Agreement, the shareholders of the Company received 6,175,300 restricted common shares of Gateway in exchange for 1,935 common shares of the Company, which represents all of the outstanding shares of the Company. The transaction will be accounted for in accordance with purchase accounting as deemed appropriate under SFAS 141.

In October 2002, a stockholder advanced the Company $40,000 for working capital purposes in exchange for a note payable (the "Note"). The Note is due on demand and accrues interest at 9% per annum.





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